TECH LABORATORIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                                                    COMMON STOCK
   NUMBER                                                              SHARES
-------------                                                       ------------
                             Tech Laboratories, Inc.
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INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF NEW JERSEY                            CUSIP 878249101



THIS CERTIFIES THAT
                   -------------------------------------------------------------
IS THE OWNER OF
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FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 EACH,
OF

                             Tech Laboratories, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                   [Corporate Seal of Tech Laboratories, Inc.]

/s/ Carmen O. Pellosie, Jr.                     /s/ Bernard M. Ciongoli
----------------------------                        -----------------------
          SECRETARY                                    PRESIDENT



COUNTERSIGNED & REGISTERED:
    INTERWEST TRANSFER CO., INC.
             (Salt Lake City, Utah)



TRANSFER AGENT
AND REGISTRAR,

BY
  -----------------------------------
                   AUTHORIZED OFFICER

     The Corporation will furnish without charge to each stockholder who so requests a statement of the number of shares constituting each class or series of stock and the designation thereof, and a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                TEN COM -- as tenants in common
                TEN ENT -- as tenants by the entireties
                JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

                UNIF GIFT MIN ACT --          Custodian
                                    -----------------------------
                                    (Cust)                (Minor)
                                    under Uniform Gifts to Minors
                                    Act
                                       --------------------------
                                               (State)

   Additional abbreviations may also be used though not in the above list.

        For value received,              hereby sell, assign and transfer unto
                            ------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
- --------------------------------------

- --------------------------------------

- ------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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- ------------------------------------------------------------------------------
                                                                          shares
- --------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     -------------------------

    ----------------------------------------------------------------------------
    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
            WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-16.